                                                                  EXHIBIT 10.1

                                 LOAN AGREEMENT

     This Loan Agreement (this "AGREEMENT") is made as of April 27, 1998 (the "EFFECTIVE DATE") by and Merle W. Mcintosh ("BORROWER") and ONSALE, Inc. ("LENDER").

     A. Lender and Borrower desire that Lender loan certain sums to Borrower (the "LOAN"), on and subject to the terms and conditions contained in this Agreement, a Secured Full Resource Promissory Note (the "NOTE") and a Stock Pledge Agreement (the "PLEDGE AGREEMENT").

     NOW, THEREFORE, in consideration of the mutual promises, representations, warranties and conditions set forth in this Agreement, Lender and Borrower hereby agree as follows:

     1.  AMOUNT AND TERMS OF LOAN.
         ------------------------

         1.1  LOAN.  Subject to all the terms and conditions of this Agreement,
              ----
and reliance on the representations, warranties and covenants of Borrower set forth in this Agreement, Lender agrees to loan Borrower the principal amount of Three Hundred Fifty Thousand Dollars ($350,000) (the "LOAN"). Notwithstanding the foregoing, Lender will not be obligated to make the Loan to Borrower unless and until Borrower has executed and delivered to Lender the Note (as defined in Section 1.3) and the Pledge Agreement (as defined in Section 1.4).

         1.2  MATURITY OF LOAN.  The unpaid principal amount of the Loan and all
              ----------------
unpaid interest accrued thereon, together with any other fees, expenses or costs incurred in connection therewith, will be immediately due and payable to Lender in full on October 27, 1998 (the "MATURITY DATE"), or upon sale of real property located at 262 Billingsgate Lane, Foster City, Ca., should Borrower purchase said property.

         1.3  NOTE.  Borrower's indebtedness to Lender for the Loan shall be
              ----
evidenced by a Secured Full Recourse Promissory Note of Borrower in the form attached hereto as Exhibit A (the "NOTE"). The Note will provide that interest
                   ---------
on the unpaid principal of the Loan will accrue at a rate of Six percent (6%) semi-annually until the later of (A) the Maturity Date, or (B) such time as all amounts owing in connection with the Note have been repaid in full; provided,
                                                                    --------
however, that in no event shall the interest exceed the highest rate permitted
-------
under applicable law.

         1.4  PLEDGE AGREEMENT.  Borrower's indebtedness to Lender for the Loan
              ----------------
shall be secured by an interest in any shares of the Lender's Common Stock issued to Borrower pursuant to Stock Option Agreement(s) between the Company and Borrower and additional Collateral (as defined in the Pledge Agreement).

         1.5  PREPAYMENT.  Prepayment of unpaid principal and/or interest due
              ----------
under this Note may be made at any time without penalty. All payments will be made in lawful tender of the United States and will be applied (a) first, to the payment of accrued interest, and (b) second (to the extent that the amount of such prepayment exceeds the amount of all such accrued interest), to the payment of principal. Borrower agrees that the proceeds of any sale of the Lender's stock by Borrower shall be applied to the Note until such time as the Note is paid in full. Borrower further agrees that any bonus to be paid by the Lender to the Borrower shall be applied to the Note until such time as the Note has been paid in full.

         1.6  AT WILL EMPLOYMENT.  Borrower remains an "at will" employee of
              ------------------
the Lender, and nothing in this Agreement or any exhibit thereto shall be construed as a promise of continued employment.

     2.  CONDITIONS PRECEDENT TO LOANS.  The obligation of Lender to make the
         -----------------------------
Loan is subject to receipt by Lender (or written waiver by Lender) of the Note and the Pledge Agreement.

     3   DEFAULT.  Upon and after the occurrence of any Event of Default (as
         -------
defined in the Note), Lender may take any or all of the actions set forth in the Note and the Pledge Agreement. All such remedies shall be cumulative.

     4.  MISCELLANEOUS.
         -------------

         4.1  ENTIRE AGREEMENT.  This Agreement, the Note, the Pledge Agreement
               ----------------
constitute the entire agreement and understanding among the parties with respect to the subject matter thereof and supersede any prior understandings or agreements of the parties with respect to such subject matter.

         4.2  SUCCESSORS AND ASSIGNS.  The terms and conditions of this
              ----------------------
Agreement will inure to the benefit of and be binding upon the respective successors and assigns of the parties.

         4.3  GOVERNING LAW.  The laws of the State of California
              -------------
(irrespective of its conflict of law principles) shall govern the validity of this Agreement, the construction of its terms, and the interpretation and enforcement of the rights and duties of the parties hereto. The parties agree that any controversy or claim arising out of or relating to this Agreement shall be litigated in a United States District Court sitting in California.

         4.4  COUNTERPARTS.  This Agreement may be executed in one or two
               ------------
counterparts, each of which will be deemed an original, but together will constitute one and the same instrument.

         4.5  SEVERABILITY.  Any invalidity, illegality or unenforceability of
              ------------
any provision of this Agreement in any jurisdiction will not invalidate or render illegal or unenforceable the remaining provisions hereof in such jurisdiction and will not invalidate or render illegal or unenforceable such provision in any other jurisdiction.

         4.6  ATTORNEYS' FEES.  If any party hereto commences or maintains any
              ---------------
action at law or in equity (including counterclaims or cross-complaints) against the other party hereto by reason of the breach or claimed breach of any term or provision of this Agreement, then the prevailing party in said action will be entitled to recover its reasonable attorneys' fees and court costs incurred therein.

     IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement as of the Effective Date.


BORROWER:                           LENDER:

                                    ONSALE, Inc.

By:  \s\ Merle W. MacIntosh             By:   \s\ S. Jerrold Kaplan
     Merle W. Mcintosh                  S. Jerrold Kaplan, President and
                                        Chief Executive Officer



ATTACHMENTS:
-----------

Exhibit A - Promissory Note
Exhibit B - Pledge Agreement

                     SECURED FULL RECOURSE PROMISSORY NOTE
                     -------------------------------------

                             Menlo Park, California

$350,000                                            April 27, 1998

     1.  OBLIGATION.  In exchange for a loan (the "Loan") to the undersigned
         ----------                                ----
("Borrower") by ONSALE, Inc., a Delaware corporation (the "Company"), receipt of
----------                                                 -------
which is hereby acknowledged, Borrower hereby promises to pay to the order of the Company on or before October 27, 1998, at the Company's principal place of business at 1350 Willow Road #202, Menlo Park, CA 94025, or at such other place as the Company may direct, the principal sum of Three Hundred Fifty Thousand Dollars ($350,000) together with interest compounded semi-annually on the unpaid principal at the rate of Six percent (6%), which rate is not less than the minimum rate established pursuant to Section 1274(d) of the Internal Revenue Code of 1986, as amended, on the earliest date on which there was a binding contract in writing for the Loan; provided, however, that the rate at which
                                  --------  -------
interest will accrue on unpaid principal under this Note will not exceed the highest rate permitted by applicable law.

     2.  SECURITY.  Payment of this Note is secured by a security interest in
         --------
any shares of the Company's Common Stock (the "Shares") in the event that such
                                               ------
Shares are issued pursuant to Stock Option Agreement(s) granted by the Company to Borrower.

     3.  DEFAULT; ACCELERATION OF OBLIGATION.  Borrower will be deemed to be in
         -----------------------------------
default under this Note and the principal sum of this Note, together with all interest accrued thereon, will immediately become due and payable in full: (a) upon Borrower's failure to make the payment when due under this Note; or (b) in the event Borrower ceases to be employed by the Company for any reason, with or without cause.

     4.  REMEDIES ON DEFAULT.  Upon any default of Borrower under this Note, the
         -------------------
Company will have, in addition to its rights and remedies under this Note and the Pledge Agreement executed by Borrower of even date herewith, full recourse against any real, personal, tangible or intangible assets of Borrower, and may pursue any legal or equitable remedies that are available to it. This recourse includes, but is not limited to, a second interest in the real property located at 262 Billingsgate Lane, Foster City, Ca., should such property be acquired by Borrower.

     5.  PREPAYMENT.  Prepayment of principal and/or interest due under this
         ----------
Note may be made at any time without penalty. Unless otherwise agreed in writing by the Company, all payments will be made in lawful tender of the United States and will be applied first to the payment of accrued interest, and the remaining balance of such payment, if any, will then be applied to the payment of principal. Borrower agrees that the proceeds of any sale of the Shares by Borrower or for the benefit of Borrower shall be applied to the balance of this Note until the

Note has been paid in full. Borrower further agrees that any bonus to be given to Borrower by Lender shall be applied to the balance of this Note until the Note has been paid in full.

     6.  GOVERNING LAW; WAIVER.  The validity, construction and performance of
         ---------------------
this Note will be governed by the internal laws of the State of California, excluding that body of law pertaining to conflicts of law. Borrower hereby waives presentment, notice of non-payment, notice of dishonor, protest, demand and diligence.

     7.  ATTORNEYS' FEES.  If suit is brought for collection of this Note,
         ---------------
Borrower agrees to pay all reasonable expenses, including attorneys' fees, incurred by the holder in connection therewith whether or not such suit is prosecuted to judgment.

     8.  AT WILL EMPLOYMENT.  Borrower remains an "at will" employee of the
         ------------------
Company, and nothing in this agreement shall be construed as a promise of continued employment.

     IN WITNESS WHEREOF, Borrower has executed this Note as of the date and year first above written.




By:  \s\ Merle W. Mcintosh
     Merle W. Mcintosh
     65 Baypark Circle
     So. San Francisco, CA  94080

                             STOCK PLEDGE AGREEMENT
                             ----------------------

     This Agreement is made and entered into as of April 27, 1998 between ONSALE, Inc., a Delaware corporation (the "Company"), and Dennis Shepard
                                           -------
("Pledgor").
---------

                                R E C I T A L S
                                - - - - - - - -

     A. In exchange for Pledgor's Secured Full Recourse Promissory Note to the Company of even date herewith (the "Note"), the Company has loaned to Pledgor
                                    ----
$350,000.

     B. Pledgor has agreed pursuant to this Agreement that repayment of the Note will be secured by the pledge of Pledgor's shares of the Company's Common Stock (the "Shares") to be issued to Pledgor upon the exercise of options to
            ------
purchase shares of the Company's Common Stock granted to Purchaser pursuant to Stock Option Agreement(s) between the Company and Pledgor.

         NOW, THEREFORE, the parties agree as follows:

         1.  CREATION OF SECURITY INTEREST.  Pursuant to the provisions of the
             -----------------------------
California Commercial Code, Pledgor hereby grants to the Company, and the Company hereby accepts, a first and present security interest in the Shares as collateral to secure the payment of Pledgor's obligation to the Company under the Note. For purposes of this Agreement, the Shares pledged to the Company hereby, together with any additional collateral pledged pursuant to Section 4 hereof, will hereinafter be collectively referred to as the "Collateral."
                                                             ----------

         2.  REPRESENTATIONS AND WARRANTIES.  Pledgor hereby represents and
             ------------------------------
warrants to the Company that Pledgor has good title (both record and beneficial) to the Collateral, free and clear of all claims, pledges, security interests, liens or encumbrances of every nature whatsoever, and that Pledgor has the right to pledge and grant the Company the security interest in the Collateral granted under this Agreement. Pledgor further agrees that, until the entire principal sum and all accrued interest due under the Note has been paid in full, Purchaser will not, without the Company's prior written consent, (i) sell, assign or transfer, or attempt to sell, assign or transfer, any of the Collateral, or (ii) grant or create, or attempt to grant or create, any security interest, lien, pledge, claim or other encumbrance with respect to any of the Collateral.

         3.  RIGHTS ON DEFAULT.  In the event of default (as defined in the
             -----------------
Note) by Pledgor under the Note, the Company will have full power to sell, assign and deliver the whole or any part of the Collateral at any broker's exchange or elsewhere, at public or private sale, at the option of the Company, in order to satisfy any part of the obligations of Pledgor now existing or hereinafter arising under the Note. On any such sale, the Company or its assigns may purchase all or any part of the Collateral. In addition, at its sole option, the Company may elect to retain all the Collateral in full satisfaction of Pledgor's obligation under the Note, in accordance with the provisions and procedures set forth in the California Commercial Code.

         4.  ADDITIONAL REMEDIES.  The rights and remedies granted to the
             -------------------
Company herein upon default under the Note will be in addition to all the rights, powers and remedies of the Company under the California Commercial Code and applicable law and such rights, powers and remedies will be exercisable by the Company with respect to all of the Collateral. Pledgor agrees that the Company's reasonable expenses of holding the Collateral, preparing it for resale or other disposition, and selling or otherwise disposing of the Collateral, including attorneys' fees and other legal expenses, will be deducted from the proceeds of any sale or other disposition and will be included in the amounts Pledgor must tender to redeem the Collateral. All rights, powers and remedies of the Company will be cumulative and not alternative. Any forbearance or failure or delay by the Company in exercising any right, power or remedy hereunder will not be deemed to be a waiver of any such right, power or remedy and any single or partial exercise of any such right, power or remedy hereunder will not preclude the further exercise thereof.

         5.  DIVIDENDS; VOTING.  All dividends hereinafter declared on or
             -----------------
payable with respect to the Collateral during the term of this pledge (excluding only ordinary cash dividends, which will be payable to Pledgor so long as Pledgor is not in default under the Note) will be immediately delivered to the Company to be held in pledge under this Agreement. Notwithstanding this Agreement, so long as Pledgor owns the Shares and is not in default under the Note, Pledgor will be entitled to vote any shares comprising the Collateral, subject to any proxies granted by Pledgor.

         6.  ADJUSTMENTS.  In the event that during the term of this pledge,
             -----------
any stock dividend, reclassification, readjustment, stock split or other change is declared or made with respect to the Collateral, or if warrants or any other rights, options or securities are issued in respect of the Collateral, then all new, substituted and/or additional shares or other securities issued by reason of such change or by reason of the exercise of such warrants, rights, options or securities, will be immediately pledged to the Company to be held under the terms of this Agreement in the same manner as the Collateral is held hereunder.

         7.  REDELIVERY OF COLLATERAL.  Upon payment in full of the entire
             ------------------------
principal sum and all accrued interest due under the Note.

         8.  SUCCESSORS AND ASSIGNS.  This Agreement will inure to the benefit
             ----------------------
of the respective heirs, personal representatives, successors and assigns of the parties hereto.

         9.  GOVERNING LAW; SEVERABILITY.  This Agreement will be governed by
             ---------------------------
and construed in accordance with the internal laws of the State of California, excluding that body of law relating to conflicts of law. Should one or more of the provisions of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions nevertheless will remain effective and will be enforceable.

         10.  MODIFICATION; ENTIRE AGREEMENT.  This Agreement will not be
              ------------------------------
amended without the written consent of both parties hereto. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings related to such subject matter.

         11.  AT WILL EMPLOYMENT.  Borrower remains an "at will" employee of
              ------------------
the Company, and nothing in this Agreement shall be construed as a promise of continued employment.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

COMPANY  PLEDGOR

By:  \s\ S. Jerrold Kaplan          \s\ Merle W. McIntosh
                                    [Signature]

Name:    S. Jerrold Kaplan
                                    Merle W. Mcintosh
                                    65 Baypark Circle
                                    So. San Francisco, CA  94080

Its:  Chief Executive Officer